UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2022, Intrusion, Inc. (the “Company”) engaged the services of Ms. Kimberly Pinson to serve as the Company’s Chief Financial Officer and its “principal financial officer” and its “principal accounting officer” as those terms are defined under the rules and regulations promulgated by the Securities and Exchange Commission.

Ms. Pinson (age 57) has over 25 years of experience leading finance and related functions for global software, technology, medical device, healthcare and real estate companies. Pinson comes to the Company after serving as Chief Financial Officer for NetFortis since 2020 as well as for EndoStim, Inc. from 2016 to 2020. Prior to joining EndoStim, Pinson served as CFO for United Orthopedic Group, as well as in senior finance leadership roles at Quadrem, Xtria, Novo Networks, and Centex. Ms. Pinson began her career at Grant Thornton in audit, has a BBA from the University of Texas at Dallas and is a licensed certified public accountant.

There are no related party transactions between Ms. Pinson and the Company as defined in Item 404(a) of Regulation SK and no family relationships between Ms. Pinson and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company. Ms. Pinson does not have an employment agreement with the Company but will receive a cash salary in the amount of $270,000 per year, with the ability to earn up to sixty percent (60%) of her annual salary (in cash or a combination of cash and stock option awards) under the terms of the Company’s existing executive incentive based bonus plan; the ability to participate in the Company’s long-term incentive plan; as well as other reasonable and customary benefits provided by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: June 27, 2022	By:	/s/ Anthony Scott
Anthony Scott
President and Chief Executive Officer

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